EXHIBIT 10.1

                                 AMENDMENT NO. 7
                          TO THIRD AMENDED AND RESTATED
                     REVOLVING CREDIT AND SECURITY AGREEMENT
                     ---------------------------------------

         THIS AMENDMENT NO. 7 (this "Agreement") is entered into as of January 18, 2006, by and among SPAR MARKETING FORCE, INC. ("SMF"), SPAR, INC. ("SPAR"), SPAR/BURGOYNE RETAIL SERVICES, INC ("SBRS"), SPAR GROUP, INC. ("SGI"), SPAR INCENTIVE MARKETING, INC. ("SIM"), SPAR TRADEMARKS, INC. ("STM"), SPAR MARKETING, INC. (DE) ("SMIDE"), SPAR MARKETING, INC. (NV) ("SMINV"), SPAR ACQUISITION, INC. ("SAI"), SPAR TECHNOLOGY GROUP, INC. ("STG"), SPAR/PIA RETAIL SERVICES, INC. ("Pia Retail"), RETAIL RESOURCES, INC. ("Retail"), PIVOTAL FIELD SERVICES, INC. ("Pivotal Field"), PIA MERCHANDISING CO., INC. ("PIA"), PACIFIC INDOOR DISPLAY CO. ("Pacific"), PIVOTAL SALES COMPANY ("Pivotal"), SPAR ALL STORE MARKETING SERVICES, INC., ("SAS") and SPAR BERT FIFE, INC. ("SBFI") (each a "Borrower" and collectively "Borrowers") and WEBSTER BUSINESS CREDIT CORPORATION (formerly known as Whitehall Business Credit Corporation) ("Lender").

                                   BACKGROUND

         The Borrowers and Lender are parties to that certain Third Amended and Restated Revolving Credit and Security Agreement dated January 24, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provides the Borrowers with certain financial accommodations.

         Lender desires to make certain amendments to the Loan Agreement and Borrowers are willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined or amended herein shall have the meanings given to them in the Loan Agreement.

2. Amendment. Subject to the satisfaction of Section 4 below, the Loan Agreement is hereby amended as follows, effective as of December 31, 2005:

         (a) Section 1(A) is amended as follows:

                  (i) The definition of "Term" is amended by deleting "January 24, 2006" and replacing the same with "January 24, 2009."

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                  (ii) The definition of "General Availability Reserve" is
         hereby amended in its entirety to provide as follows:

                           "General Availability Reserve" shall mean $400,000; provided, however, such amount shall be reduced to $0 upon delivery of the December 31, 2005 10-K report which demonstrates that Borrowers are in compliance with each of the financial covenants set forth in
                           Section 12 hereof and no other Event of Default exists.

                  (ii) The following defined term is added in its appropriate alphabetical order to provide as follows:

                           "Amendment No. 7 Effective Date" shall mean the date upon which all of the conditions precedent set forth in Section 5 below have been satisfied.

         (b) Section 5(b)(iv) is amended by deleting each reference therein to "three (3)" and replacing the same with "two (2)".

         (c) Section 9 is hereby amended in its entirety to provide as follows:

                  "Collection and Maintenance of Collateral and Records.
                   ----------------------------------------------------
                  Lender may at any time verify each Borrower's Receivables utilizing an audit control company or any other agent of Lender. Lender or Lender's designee may notify Customers, at any time following the occurrence and during the continuance of and Event of Default, of Lender's security interest in Receivables, collect them directly and charge the collection costs and expenses to Borrowers' account. In the event that, notwithstanding the provisions of Section 23 hereof, any Borrower receives any amount representing the proceeds of any Collateral, such Borrower shall receive all such amounts for Lender's benefit in trust as Lender's trustee and immediately deposit such payments in accordance with Section 23 hereof. Each Borrower shall provide Lender with a borrowing base certificate in form and substance satisfactory to Lender upon request at any time and (i) in any event no later than 5:00 p.m. (New York time) on Wednesday of each week (or such other day as Lender may specify in such request) or more frequently if requested by Lender, duly completed, as of the close of business on the previous Tuesday with schedules describing all Receivables created or acquired by such Borrower since the date of the previous schedule of Receivables created or acquired and (ii) in any event no later than 5:00 p.m. (New York time) on the fifteenth (15th) day of each month, or the next succeeding Business Day (or such other day as Lender may specify in such request) or more frequently if requested by Lender, duly completed, as of the close of business on the last Business Day of the previous month with schedules describing all Receivables created or acquired by such Borrower since the date of the previous schedule of Receivables created or acquired, and shall

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                  execute and deliver confirmatory written assignments of such
                  Receivables to Lender, but such Borrower's failure to execute and deliver such schedules or written confirmatory assignments of such Receivables shall not affect or limit Lender's security interest or other rights in and to the Receivables. So long as Lender is satisfied with the weekly and monthly borrowing base certificates delivered by each Borrower, the Receivables Availability shall be adjusted based on such borrowing base certificates. Each Borrower shall furnish, at Lender's reasonable request, copies of contracts, invoices or the equivalent, and any original shipping and delivery receipts for all merchandise sold or services rendered and such other documents and information as Lender may reasonably require. Each Borrower shall also provide Lender on a monthly (within ten (10) days after the end of each month), or more frequent basis, as reasonably requested by Lender, a detailed or aged trial balance of all of such Borrower's existing Receivables specifying the names and balances due for each Customer and such other information pertaining to the Receivables as Lender may request. Each Borrower shall provide Lender on a monthly (within ten (10) days after the end of each month), or more frequent basis, as requested by Lender, an aged trial balance of such Borrower's existing accounts payable. Each Borrower shall provide Lender, as requested by Lender, such other schedules, documents and/or information regarding the Collateral as Lender may require."

         (d) Section 12(n)(v)(F) is hereby amended in its entirety to provide as follows:

                  "(F) any investment (net of all related repayments and returns of capital) made by any Borrower in any Unrestricted Subsidiary, in the form of a capitalized expense, capital contribution or loan, for purposes of investing in, or investing in an entity which is investing in, entities or participating in joint ventures formed under the laws of a foreign country, provided that such investment, together with the Aggregate Consideration, shall not exceed, during any calendar year ending after December 31, 2005, the sum of (x) $500,000, plus (y) any funds repatriated from Unrestricted Subsidiaries, plus (z) solely for the calendar year ending December 31, 2006, $377,000 (as calculated for each calendar year, the "Unrestricted Subsidiary Investment Amount"); provided, that, should any such investment be less than the Unrestricted Subsidiary Investment Amount during the applicable calendar year (the unutilized portion of the Unrestricted Subsidiary Investment Amount during such calendar year hereinafter the "Unutilized Amount"), the Unrestricted Subsidiary Investment Amount for the subsequent calendar year shall be increased by the Unutilized Amount; provided, further, that (i) the Borrowers shall have Undrawn Availability of not less than $1,000,000 after giving effect to such investment and (ii) there shall be no Undrawn Availability requirement with respect to funds repatriated to a Borrower, after January

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                  1, 2005, from an Unrestricted Subsidiary which funds are
                  subsequently invested in an Unrestricted Subsidiary;"

         (e) Section 12(o) is hereby amended in its entirety to provide as follows:

                  "it shall cause to be maintained for Borrowers on a consolidated basis at the end of the fiscal quarter ending December 31, 2005 a Net Worth of at least the Net Worth as at the end of the fiscal quarter ending December 31, 2004 (the "Base Net Worth") and shall maintain at the end of each fiscal quarter thereafter an amount equal to the Base Net Worth as same shall be increased (on a cumulative basis) on March 31 of each year, commencing March 31, 2006, by fifty percent (50%) of the net income of Borrowers on a consolidated basis (but not less than $0) for the prior fiscal year;

         (f) Section 12(p) is hereby amended in its entirety to provide as follows:

                  "it shall cause to be maintained for the period commencing with the fiscal quarter ending on December 31, 2005 and for each fiscal quarter ending thereafter, calculated for the four
                  (4) fiscal quarters then ended, a Fixed Charge Coverage Ratio of not less than 1.1 to 1.0;"

         (g) Section 12(q) is hereby amended by deleting "$2,000,000" and replacing the same with "$1,500,000";

         (h) Section 12(r) is hereby amended in its entirety to provide "Intentionally Omitted";

         (i) Section 18 is hereby amended in its entirety to provide as follows:

                  "Term of Agreement. This Agreement shall continue in full force and effect until the expiration of the Term. Borrowers may terminate this Agreement at any time upon thirty (30) days' prior written notice upon payment in full of the Obligations; provided, that Borrowers pay an early termination fee in an amount equal to the Required Percentage of the Maximum Revolving Amount. For the purposes hereof, Required Percentage shall mean (a) 1.50% from the Amendment No. 7 Effective Date to and including the date immediately preceding the first anniversary of the Amendment No. 7 Effective Date,
                  (b) .75% from the first anniversary of the Amendment No. 7 Effective Date to and including the date immediately preceding the second anniversary of the Amendment No. 7 Effective Date, and (c) 0% thereafter."

3. Termination of Limited Guarantees. Upon receipt by Lender of the December 31, 2005 10-K report which demonstrates that (i) Borrowers are in compliance with each of the financial covenants set forth in Section 12 of the Loan Agreement, including, without limitation, the requirement that Borrowers maintain a Fixed Charge Coverage Ratio of not less than 1.1 to 1.0 for the four (4) fiscal quarters ending on December 31, 2005 and (ii) no Event of Default exists, (a) Robert G. Brown and William H. Bartels (the "Limited

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Guarantors") shall be released from all of their obligations under their respective limited guarantees in favor of Lender, each dated as of May 17, 2004 ("Limited Guarantees"), and as of the date hereof, such Limited Guarantees shall be of no further force and effect and (b) Lender and its officers, directors, subsidiaries, affiliates, successors and attorneys shall be released from any and all claims of the Limited Guarantors, known or unknown, existing as of the date of the execution hereof.

4. Conditions of Effectiveness. This Agreement shall become effective as of the date hereof, provided that the following conditions shall have been satisfied:
Lender shall have received (i) four (4) copies of this Agreement executed by the Borrowers, the Limited Guarantors and any additional guarantors listed on the signature pages hereto and (ii) payment of an amendment fee in the sum of $20,000 which fee shall be charged by Lender to Borrowers' loan account as a Revolving Advance.

5. Representations, Warranties and Covenants. Each of the Borrowers hereby represents, warrants and covenants as follows:

         (a) This Agreement and the Loan Agreement constitute legal, valid and binding obligations of each of the Borrowers and are enforceable against each of the Borrowers in accordance with their respective terms.

         (b) Upon the effectiveness of this Agreement, each of the Borrowers hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Agreement.

         (c) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement or the Obligations.

6. Effect on the Loan Agreement.

         (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

         (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

7. Costs and Expenses. Borrowers and Guarantor each hereby agree to pay Lender, on demand, all costs and expenses (including reasonable attorneys' fees and legal

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expenses) incurred in connection with this Agreement and any instruments or documents contemplated hereunder.

8. Governing Law. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York (other than those conflict of law rules that would defer to the substantive law of another jurisdiction).

9. Release. Borrowers and Guarantor hereby release, remise, acquit and forever discharge Lender, Lender's employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement or the Ancillary Agreements (all of the foregoing hereinafter called the "Released Matters"). Borrowers acknowledge that the agreements in this Section 9 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

10. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

11. Counterparts; Facsimile Signatures. This Agreement may be executed by the parties hereto in one or more counterparts of the entire document or of the signature pages hereto, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature received by facsimile transmission shall be deemed an original signature hereto.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first written above.

                                    SPAR MARKETING FORCE, INC.
                                    SPAR, INC.
                                    SPAR/BURGOYNE RETAIL    SERVICES, INC.
                                    SPAR GROUP, INC.
                                    SPAR INCENTIVE MARKETING, INC.
                                    SPAR TRADEMARKS, INC.
                                    SPAR MARKETING, INC. (DE)
                                    SPAR MARKETING, INC. (NV)
                                    SPAR ACQUISITION, INC.
                                    SPAR TECHNOLOGY GROUP, INC.
                                    SPAR/PIA RETAIL SERVICES, INC.
                                    RETAIL RESOURCES, INC.
                                    PIVOTAL FIELD SERVICES, INC.
                                    PIA MERCHANDISING CO., INC.
                                    PACIFIC INDOOR DISPLAY CO.
                                    PIVOTAL SALES COMPANY
                                    SPAR GROUP, INC.
                                    SPAR ALL STORE MARKETING SERVICES, INC.
                                    SPAR BERT FIFE, INC.

                                    By:  /s/ Charles Cimitile
                                         ---------------------------------------
                                         Name:  Charles Cimitile

                                         Title: Chief Financial Officer of each
                                                of the foregoing entities

                                    WEBSTER BUSINESS CREDIT CORPORATION

                                    By:  /s/ Joseph J. Zautra
                                         ---------------------------------------
                                         Name:  Joseph J. Zautra
                                         Its:   Vice President

CONSENTED AND AGREED TO BY:

PIA MERCHANDISING LIMITED, as a Guarantor


By:  /s/ Charles Cimitile
     --------------------
Name: Charles Cimitile
Its:  Chief Financial Officer

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

/s/ Robert G. Brown
------------------------------------
ROBERT G. BROWN, as a Limited Guarantor

Address:580 White Plains Road, Suite 600
Tarrytown, NY    10591
Telecopier No.:  914-332-0741

/s/ William H. Bartels
------------------------------------
WILLIAM H. BARTELS, as a Limited Guarantor

Address:580 White Plains Road, Suite 600
Tarrytown, NY  10591
Telecopier No.:  914-332-0741

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